BANKNORTH FUNDS

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Supplement to the Prospectus and Statement of Additional Information dated
October 31, 2001


On August 27, 2002, the Banknorth Large Cap Growth Fund (the "Growth Fund") merged into the Banknorth Large Cap Core Fund. Accordingly, the Growth Fund is no longer available for investment.






















                                                            August 27, 2002

Cusip 06646S303
27720 (7/02)